Exhibit 10.2

EXTENSION AGREEMENT

This Extension Agreement (this “Extension Agreement”) is made as of April 9, 2019, among Owens Corning, a Delaware corporation (the “Borrower”), Well Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other Lenders party hereto. All capitalized terms not defined herein shall have the meaning ascribed to them in the hereinafter defined Credit Agreement.
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 4, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
B.    Pursuant to Section 2.7 of the Credit Agreement, on March 21, 2019 (the “Notice Date”), the Borrower, by notice to the Administrative Agent, requested that each Lender extend such Lender’s Revolving Maturity Date for an additional one year from the Revolving Maturity Date currently in effect (the “Extension”);
C.    Subject to the terms and conditions set forth herein, the Agent and each of the Lenders party hereto are willing to accommodate Borrower’s request and agree to the Extension;
D.    This Extension Agreement shall constitute a Loan Document and these Recitals shall be construed as part of this Extension Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Extension. On the Extension Effective Date (as defined herein), each undersigned Lender (each an “Extending Lender”) hereby agrees to extend its Revolving Maturity Date set forth in subparagraph (i) in the definition thereof from May 4, 2023 to May 3, 2024.
2.    Conditions to Effectiveness. This Extension Agreement shall be effective with respect to each Extending Lender on April 9, 2019 when each of the following conditions shall have been satisfied in the reasonable discretion of Administrative Agent (the “Extension Effective Date”):
(a)    the Administrative Agent shall have received an executed counterpart of this Extension Agreement from the Borrower, the Administrative Agent and Extending Lenders with an aggregate Revolving Credit Commitment (including the aggregate additional Revolving Credit Commitments of any Additional Commitment Lenders party hereto) of more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Extension Deadline; and

[Owens Corning Extension Agreement 2019]

Exhibit 10.2

(b)    at the time of the Extension Effective Date and immediately after giving effect to the Extension, the representations and warranties set forth in Section 3 herein shall be true and correct.
3.    Borrower Representations and Warranties. The Borrower hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing on the Extension Effective Date and after giving effect thereto; and (ii) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) on and as of the Extension Effective Date and after giving effect thereto, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
4.    Miscellaneous.
(a)    Successors and Assigns. This Extension Agreement shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, except as otherwise provided herein. The Borrower may not assign or otherwise transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders party hereto. The terms and provisions of this Extension Agreement are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders party hereto with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Extension Agreement.
(b)    Costs and Expenses. As provided in, and subject to, Section 11.3 of the Credit Agreement, the Borrower agrees to pay promptly all fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Extension Agreement.
(c)    Headings. Section headings in this Extension Agreement are included herein for convenience of reference only and shall not constitute a part of this Extension Agreement for any other purpose.
(d)    Severability. Wherever possible, each provision of this Extension Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Extension Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Extension Agreement.
(e)    Counterparts. This Extension Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Extension Agreement by telecopy or by electronic transmission (including “pdf”) shall be effective as delivery of a manually executed signature page to this Extension Agreement and shall be treated in all manner and respects and for all purposes as an original.

[Owens Corning Extension Agreement 2019]

Exhibit 10.2

(f)    Loan Document. This Extension Agreement shall be a Loan Document and shall be subject to the confidentiality, indemnification, governing law and miscellaneous provisions of the Credit Agreement. Upon and after the execution of this Extension Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
[signature pages follow]

[Owens Corning Extension Agreement 2019]

Exhibit 10.2

IN WITNESS WHEREOF, this Extension Agreement has been duly executed and delivered as of the day and year first above written.

BORROWER:

OWENS CORNING

By:    /s/Matthew Fortunak
Name: Matthew Fortunak
Title: Treasurer

[Owens Corning Extension Agreement 2019]

Exhibit 10.2

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Extending Lender

By: /s/Kay Reedy
Name: Kay Reedy
Title: Managing Director

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Bank of America, N.A., as an Extending Lender

By: /s/Carlos Morales
Name: Carlos Morales
Title: Director

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CITIBANK, N.A., as an Extending Lender

By:/s/Michael Vondriska
Name: Michael Vondriska
Title: Vice President

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BNP Paribas, as an Extending Lender

By: /s/Tony Baratta
Name: Tony Baratta
Title: Managing Director

By: /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Owens Corning Extension Agreement 2019]

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Credit Agricole Corporate and Investment Bank, as an Extending Lender

By: /s/Mark Koneval
Name: Mark Koneval
Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Owens Corning Extension Agreement 2019]

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JPMORGAN CHASE BANK, N.A., as an Extending Lender

By: /s/James Shender
Name: James Shender
Title: Vice President

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PNC Bank, National Association, as an Extending Lender

By: /s/Scott Neiderheide
Name: Scott Neiderheide
Title: Vice President

[Owens Corning Extension Agreement 2019]

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The Bank of Nova Scotia, as an Extending Lender

By: /s/Bradley Walker
Name: Bradley Walker
Title: Director

[Owens Corning Extension Agreement 2019]

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Bank of China, New York Branch, as an Extending Lender

By: /s/Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Owens Corning Extension Agreement 2019]

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GOLDMAN SACHS BANK USA, as an Extending Lender

By: /s/Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

[Owens Corning Extension Agreement 2019]

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HSBC BANK USA, NATIONAL ASSOCIATION, as an Extending Lender

By: /s/Andrew M. Horn
Name: Andrew M. Horn
Title: Director

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BANCO BRADESCO S.A. NEW YORK, as an Extending Lender

By: /s/Fabiana Paes de Barros
Name: Fabiana Paes de Barros
Title:

By: /s/Marcio Martins Bonilha Neto
Name: Marcio Martins Bonilha Neto
Title:

[Owens Corning Extension Agreement 2019]

Exhibit 10.2

Danske Bank A/S, Finland Branch, as an Extending Lender

By: /s/Juha Salmenpohja
Name: Juha Salmenpohja
Title: Head of Loan Capital Markets

By: /s/Janne Aura
Name: Janne Aura
Title: Senior Banker

[Owens Corning Extension Agreement 2019]

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FIFTH THIRD BANK, as an Extending Lender

By: /s/Jonathan James
Name: Jonathan James
Title: Managing Director

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ICICI Bank Limited, as an Extending Lender

By: /s/Jennifer Lotito
Name: Jennifer Lotito
Title: Chief Compliance Officer

[Owens Corning Extension Agreement 2019]

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Shinhan Bank New York Branch, as an Extending Lender

By: /s/Gyoungsik Woo
Name: Gyoungsik Woo
Title: Deputy General Manager

[Owens Corning Extension Agreement 2019]